United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13,2023 (January 9, 2023)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Broadway, Suite 705 Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the units	NCAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Shareholders of Newcourt Acquisition Corp and other interested parties are urged to read the Business Combination Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below have the meanings given to them in the Business Combination Agreement.

General Terms and Effects; Merger Consideration

On January 9, 2023, Newcourt Acquisition Corp, a Cayman Islands exempted company (“Newcourt”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Newcourt SPAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Psyence Group Inc., a corporation organized under the laws of Ontario, Canada (“Psyence”), and Psyence Biomed Corp., a corporation organized under the laws of British Columbia, Canada (“Psyence Biomed”).

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the Effective Time (as defined below), (a) a to-be-incorporated wholly-owned subsidiary of Psyence Biomed domiciled in the Cayman Islands (the “Merger Sub”) will be merged with and into Newcourt (the “Merger”), with Newcourt surviving the Merger as a direct wholly-owned subsidiary of Psyence Biomed (the “Combined Company”).

As consideration for the Merger, as of the effective time of the Merger (the “Effective Time”) (i) each Class B ordinary share, par value $0.0001 per share, of Newcourt (the “Newcourt Class B Stock”), issued and outstanding immediately prior to the Effective Time, by virtue of the Merger and upon the terms set forth in the Business Combination Agreement, will be converted into the right to receive one common share of Psyence Biomed (each, a “Psyence Biomed Common Share”) (the “Per Share Merger Consideration”), and (ii) each Class A ordinary share, par value $0.0001 per share, of Newcourt (the “Newcourt Class A Stock”) issued and outstanding immediately prior to the Effective Time (after giving effect to the completion and payment of any redemptions of Newcourt Class A Stock (the “Redemption”)), other than shares owned by Newcourt, Merger Sub, Psyence Biomed or any of their respective subsidiaries, by virtue of the Merger and upon the terms and subject to the conditions set forth in the Business Combination Agreement, will be converted into the right to receive the Per Share Merger Consideration. The aggregate number of Psyence Biomed Common Shares into which the Newcourt Class A Stock and Newcourt Class B Stock are converted into is the merger consideration (the “Merger Consideration”).

Before or upon the Closing, Psyence Biomed intends to transfer the shares of Good Psyence (Pty) Ltd (RF) (South Africa), Psyence Jamaica Ltd (Jamaica), Psyence Therapeutics Corp. (Ontario, Canada), Mind Health (Pty) Ltd (Lesotho), Psyence South Africa (Pty) Ltd (South Africa), and Pure Psyence Corp. (Canada) to an entity of the Psyence’s choice.

In connection with the transactions contemplated by the Business Combination Agreement (the “Transaction”), Newcourt and Psyence Biomed also intend to enter into Subscription Agreements with certain investors, prior to the consummation of the Transaction (the “Closing”), to provide financing to Newcourt, Psyence Biomed or the Combined Company (the “PIPE Investment”).

Immediately prior to the consummation of the PIPE Investment, Psyence Biomed will effect a stock split, under which each Psyence Biomed Common Share that is issued and outstanding as of such time shall be split into a number of Psyence Biomed Common Shares determined by multiplying each such Psyence Biomed Common Share by a split factor, which is the quotient obtained by dividing the Per Share Psyence Biomed Value by $10.00. The “Per Share Psyence Biomed Value” is the quotient obtained by dividing $50,000,000 by the total number of issued and outstanding Psyence Biomed Common Shares immediately prior to the stock split.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the parties as of the date of the Business Combination Agreement or other specified dates. Certain of the representations and warranties are qualified by materiality or Material Adverse Effect (as hereinafter defined), as well as information provided in the disclosure schedules to the Business Combination Agreement. As used in the Business Combination Agreement, “Material Adverse Effect” means, with respect to any specified person or entity, any event, circumstance or state of facts that has had, or would reasonably be expected to have, individually or in the aggregate, a material and adverse effect upon (i) the business, results of operations or financial condition of such person or entity and, taken as a whole, or (ii) the ability of such person or entity to perform its respective obligations and to consummate the transactions contemplated by the Business Combination Agreement and the Ancillary Agreements, in each case, subject to certain customary exceptions.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, and then only with respect to any breaches occurring on or after the Closing.

Covenants of the Parties

The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including those relating to: (i) commercially reasonable efforts to effect the Closing; (ii) the movement of the funds from the Trust Account at Closing; (iii) maintenance of listing on the Nasdaq Stock Market (“Nasdaq”); (iv) confidential information; (v) access to information, including properties, books and records; (vi) notifications of certain breaches, consent requirements or other matters; (vii) reasonable best efforts to obtain any necessary regulatory approvals; (viii) communications and SEC filings; (ix) expenses; and (x) consummation of the PIPE Investment. Each party also agreed during the Interim Period not to solicit or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative transaction. The Business Combination Agreement also contains certain customary pre-Closing covenants regarding (a) indemnification of directors and officers and the purchase of tail directors’ and officers’ liability insurance; and (b) adoption of an equity incentive plan of the Surviving Company, in addition to pre-Closing covenants regarding (x) the scope of due diligence and (y) the transfer (or under certain circumstances, forfeiture) by the Sponsor of up to 3,000,000 shares of Newcourt Class B Stock held by the Sponsor for reduction of any deferred underwriting fees and certain other uses.

The parties made customary covenants regarding the registration statement on Form F-4 to be filed by Newcourt (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), to register the Psyence Biomed Common Shares to be issued as Merger Consideration under the Business Combination Agreement. The Registration Statement also will contain the Newcourt proxy statement to solicit proxies from Newcourt’s shareholders to approve, among other things, (i) the Business Combination Agreement and the Transaction, including the Merger; (ii) the adoption of a new equity incentive plan and issuing certain Psyence Biomed restricted securities thereunder; and (iii) the appointment of the post-Closing board of directors.

The parties agreed that the post-Closing board of directors will consist of five directors designated prior to the Closing, including one director designated by the Sponsor, one independent director (under Nasdaq requirements) mutually designated by Newcourt and Psyence, and the remaining directors designated by Psyence. The parties further agreed each director and officer of Newcourt will resign at the Closing.

Furthermore, at the Closing, the Parties intend to amend and restate the Registration and Shareholder Rights Agreement (the “A&R Registration Rights Agreement”) to apply to securities of Psyence Biomed, and (ii) at or prior to the Closing, Psyence Biomed will amend and restate its existing Memorandum and Articles to effect the Stock Split.

Conditions to Closing

The Business Combination Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived): (i) no law or order preventing the Transaction; (ii) approval of the shareholders of Newcourt; (iii) if required by the Canadian Stock Exchange Rules, the approval by shareholders of Psyence; (iv) completion of any required stock exchange or regulatory review and receipt of any mutually agreed required regulatory approvals; (v) the Registration Statement having been declared effective by the SEC; (vi) obtaining all consents required by the Canadian Securities Exchange and applicable Canadian securities laws; and (vii) resignation of the directors and officers of Newcourt.

In addition, unless waived, the obligations of Psyence and Psyence Biomed to consummate the Transaction are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by Newcourt of customary certificates and other Closing deliverables: (i) the representations and warranties of Newcourt being true and correct as of the date of the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) Newcourt and the Sponsor having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with by it on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to Newcourt since the date of the Business Combination Agreement; (iv) delivery of a duly executed officer’s certificate certifying certain conditions; (v) Newcourt having, at the Closing, at least $20,000,000, including funds remaining in the trust account (after giving effect to the Redemption) and the proceeds from the PIPE Investment, net of liabilities of Newcourt; (vi) Newcourt having delivered executed copies of each Ancillary Agreement to which it is a party; (vii) approval of the Psyence Biomed Common Shares for listing on Nasdaq; and (viii) the completion of the PIPE Investment.

Unless waived, the obligations of Newcourt to consummate the Transaction are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by Psyence of customary certificates and other Closing deliverables: (i) the representations and warranties of Psyence and Psyence Biomed being true and correct as of the date of the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) Psyence Biomed having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied with or by it on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to Psyence or Psyence Biomed since the date of the Business Combination Agreement; (iv) delivery of a duly executed officer’s certificate certifying certain conditions; (v) Psyence and Psyence Biomed shall have executed and delivered a copy of each Ancillary Agreement to which they are a party; (vi) delivery by Psyence Biomed to Newcourt of certain financial statements; and (vii) a fairness opinion shall have been received by Newcourt.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of Newcourt and Psyence; (ii) by either Newcourt or Psyence if any applicable law is in effect which makes the consummation of the Transactions illegal or any final, non-appealable order if in effective permanently preventing the consummation of the Transactions, unless such order or other action was caused by the breach of such party; (iii) by either Newcourt or Psyence if the consummation of the transactions contemplated by the Business Combination Agreement shall not have occurred on or before July 22, 2023; (iv) by either Newcourt or Psyence in the event of the other party’s uncured material breach, if such breach would result in the failure of a condition to Closing (and so long as the terminating party is not also in breach under the Business Combination Agreement); (v) by either Newcourt or Psyence if the shareholders of Newcourt do not approve the Business Combination Agreement and the Transaction at an extraordinary general shareholder meeting held by Newcourt; (vi) by Newcourt if Psyence does not obtain the requisite approvals for the Transaction; (vii) by Psyence within 10 business days of the date of the Business Combination Agreement if it is unsatisfied with its due diligence of Newcourt; (viii) by Psyence if Newcourt has not delivered to Psyence by March 31, 2023 a certified copy of resolutions or written consent of Newcourt’s board of directors unanimously confirming a $50,000,000 valuation of Psyence Biomed made in reliance of a favourable fairness opinion; (ix) by Psyence if by March 31, 2023 the parties are unable to agree on finalized forms of certain ancillary documents; (x) by Psyence if Subscription Agreements for PIPE Investment evidencing indicative commitments for (or funding of) and non-redemption agreements totaling at least $20,000,000 in the aggregate have not been received by February 28, 2023; and (xi) by Psyence or Newcourt if Newcourt’s transaction expenses exceeds $7,000,000.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to communications, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability. Termination shall not relieve any Party from any liability arising out of or incurred as a result of its fraud or its material breach of the Business Combination Agreement. The Business Combination Agreement does not provide for any termination fees.

Trust Account Waiver

Psyence and Psyence Biomed each agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Newcourt’s trust account held for Newcourt’s public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom) other than in connection with the Closing.

Governing Law

The Business Combination Agreement is governed by the laws of the State of Delaware and the parties are subject to exclusive jurisdiction of the Delaware Court of Chancery.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about Newcourt, Psyence, Psyence Biomed or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Newcourt’s public disclosures.

Related Agreements

Pursuant to or in connection with the Business Combination Agreement, the parties will enter into certain customary agreements (the “Ancillary Agreements”) such as the A&R Registration Rights Agreement, Lock-Up Agreements, Subscription Agreements and Support Agreements by the Sponsor as well as certain shareholders of the Psyence. Shareholders and other interested parties are urged to read such Ancillary Agreements in their entirety when available.

Additional Information and Where to Find It

The Registration Statement will be filed with the SEC, which will include a preliminary proxy statement / prospectus with respect to the Merger. The definitive proxy statement / prospectus and other relevant documents will be mailed to shareholders of Newcourt as of a record date to be established for voting on the Merger. Shareholders of Newcourt and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and amendments thereto because these documents will contain important information about Newcourt, Psyence and the Merger. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement / prospectus, without charge, by directing a request to: Newcourt Acquisition Corp, 2201 Broadway, Suite 705, Oakland, CA 94612. These documents, once available, and Newcourt’s annual and other reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Newcourt, Psyence and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Newcourt is set forth in Newcourt’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests will be set forth in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

Forward-looking statements in this communication include statements regarding the future success of the partnership between Newcourt and Psyence, and the Combined Company’s ability to deliver its intended drug product to patients. These forward-looking statements are based on a number of assumptions, including the assumptions that the Combined Company will obtain all such regulatory and other approvals as may be required to pursue its clinical trials on the drug product referred to in the news release, the results of such clinical trials will be positive, and Psyence Biomed will be able to commercialize Filament’s natural psilocybin drug candidate, PEX010 (25 mg). There are numerous risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others: the inability to complete the Merger; the inability to recognize the anticipated benefits of the proposed Business Combination; demand for the Combined Company’s securities being less than anticipated; fluctuations in the price of Newcourt’s common shares, and Newcourt not raising the amount expected, or any funds at all. Actual results and future events could differ materially from those anticipated in such information. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by law, Newcourt and Psyence do not intend to update these forward-looking statements.

Newcourt makes no medical, treatment or health benefit claims about the Combined Company’s proposed products. The efficacy of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceutical products remains the subject of ongoing research. There is no assurance that the use of psilocybin, psilocybin analogues, or other psychedelic compounds or nutraceuticals can diagnose, treat, cure or prevent any disease or condition. Vigorous scientific research and clinical trials are needed. Psyence Biomed has not conducted clinical trials for the use of its proposed products. Any references to quality, consistency, efficacy, and safety of potential products do not imply that Psyence Biomed or the Combined Company verified such in clinical trials or that the Combined Company will complete such trials. If the Combined Company cannot obtain the approvals or research necessary to commercialize its business, it may have a material adverse effect on the Combined Company’s performance and operations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Newcourt from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Newcourt and Psyence disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Psyence’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of January 9, 2023, by and among Newcourt Acquisition Corp, Newcourt SPAC Sponsor LLC, Psyence Group Inc. and Psyence Biomed Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2023

NEWCOURT ACQUISITION CORP

By:	/s/ Marc Balkin
	Name:	Marc Balkin
	Title:	Chief Executive Officer